Exhibit 10.23

SECOND AMENDMENT TO MANAGEMENT AGREEMENT
(NP Opco LLC)
This SECOND AMENDMENT TO MANAGEMENT AGREEMENT (this “Amendment”) is made and entered into as of April 25, 2013 by and between NP OPCO LLC, a limited liability company organized under the laws of Nevada (“Owner”), and FE OPCO MANAGEMENT LLC, a limited liability company organized under the laws of Delaware. Each party named above is hereinafter referred to individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Management Agreement (as defined below).
RECITALS
WHEREAS, the Parties have heretofore entered into that certain Management Agreement dated as of June 16, 2011 (as amended by the First Amendment to Management Agreement dated as of April 26, 2012 entered into by the parties hereto, and as further amended, supplemented or otherwise modified and in effect on the date hereof, the “Management Agreement”); and
WHEREAS, NP Fiesta LLC, a limited liability company organized under the laws of Nevada, NP Gold Rush LLC, a limited liability company organized under the laws of Nevada, NP Lake Mead LLC, a limited liability company organized under the laws of Nevada, NP LML LLC, a limited liability company organized under the laws of Nevada, NP Magic Star LLC, a limited liability company organized under the laws of Nevada, NP Rancho LLC, a limited liability company organized under the laws of Nevada, NP Santa Fe LLC, a limited liability company organized under the laws of Nevada, NP Texas LLC, a limited liability company organized under the laws of Nevada, NP Green Valley LLC, a limited liability company organized under the laws of Nevada and NP Auburn Development LLC, a limited liability company organized under the laws of California are each wholly-owned subsidiaries of Owner and “Property Owners” under and as defined in the Management Agreement.
AGREEMENT
NOW THEREFORE, in consideration for the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound hereby, the Parties hereby agree as follows:
1.Amendment to the Management Agreement.
The definition of “Operating Bank Accounts” is hereby amended and restated as follows:
“‘Operating Bank Accounts’ shall mean the Bank Accounts in the name of Station Casinos LLC or the Owner for the payment of Operating Costs and any other costs to be paid pursuant to this Agreement and the deposit of monies related to the Managed Properties, which accounts shall be (i) separate and distinct from any other accounts, reserves or deposits required by this Agreement, and (ii) interest bearing accounts if such an account is reasonably available (all interest earned shall be retained in the Operating Bank Accounts).”
2.Amendment to the Management Agreement.
Sections 8.1(b), 8.1(c) and 8.1(d) of the Management Agreement are hereby amended and restated as follows:
“(b)    Within forty-five (45) days after the end of each Fiscal Quarter (other than the fourth Fiscal Quarter of each Fiscal Year) beginning with the Fiscal Quarter ended immediately after the Effective Date, Manager shall prepare (or cause to be prepared) and deliver to Owner (and Owner’s lender, if requested by the administrative agent), a consolidated balance sheet of Station Casinos LLC and the related (i) consolidated statements of income or operations for such Fiscal Quarter and for the portion of the Fiscal Year then ended setting forth in each case in comparative form (A) the figures for the corresponding Fiscal Quarter of the previous Fiscal Year and the corresponding portion of the previous Fiscal Year, and (B) comparisons to the Approved Annual Plan and Operating Budget for such Fiscal Quarter and the portion of the Fiscal Year then ended, for the elapsed portion of the Fiscal Year then ended, all in reasonable detail; (ii) consolidated statements of cash flows for the portion of the Fiscal Year then ended; and (iii) all such other information required to be prepared and delivered on a Fiscal Quarter basis under the Manager Allocation Agreement (the “Quarterly Statements”). The Quarterly Statements shall be prepared in accordance with GAAP and also include a computation of Gross Revenue, EBITDA, the Base Management Fee and Incentive Management Fee for each Fiscal Month of such preceding Fiscal Quarter and the Fiscal Year to date and an itemization of Emergency Expenditures and Reimbursable Expense incurred during the Fiscal Quarter in question, if any.
(c)    Within one hundred twenty (120) days after the end of each Fiscal Year beginning with the Fiscal Year ended December 31, 2011, Manager shall prepare (or cause to be prepared) and deliver to Owner (and Owner’s lender, if requested by the administrative agent) (i) an audited, and consolidated balance sheet of Station Casinos LLC; (ii) the related consolidated statements of income or operations for such Fiscal Year and consolidated statements of cash flows for such Fiscal Year, setting forth in each case in comparative form after the first Full Fiscal Year (A) the figures for the previous Fiscal Year, and (B) comparisons to the Approved Annual Plan and Operating Budget for such Fiscal Year; and (iii) all such other information required to be prepared and delivered on a Fiscal Year basis under the Manager Allocation Agreement (the “Year End Statements”). The Year End Statement shall also include a computation of Gross Revenues, EBITDA, the Base Management Fee, the Incentive Fee and, to the extent such information is available, Indexed EBITDA, in each case for such Fiscal Year.
(d)    At Station Casinos LLC’s election, Manager shall cause an audit of the Year End Statements to be performed by and accompanied by a report and opinion of a “Big Four” accounting firm with expertise in Gaming following the end of each Fiscal Year (and upon termination of this Agreement if not coincident with the end of the Fiscal Year). Owner and Manager shall cooperate with and assist the auditor as necessary in the preparation of the Year

End Statements (which auditor shall report directly to the board of directors of Station Casinos LLC).”

3.	Mutual Representations, Warranties, and Covenants.

Each Party makes the following representations and warranties, solely with respect to itself, to each other Party:

a.
Enforceability. The Management Agreement as amended by this Amendment is a legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

b.
Power and Authority. Such Party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its respective obligations under, the Management Agreement as amended by this Amendment.

c.
Authorization. The execution and delivery of this Amendment and the performance of its obligations under the Management Agreement as amended by this Amendment have been duly authorized by all necessary action on its part. This Amendment has been duly and validly executed and delivered by such Party.

3.    Management Agreement in Full Force and Effect.
Except as expressly modified by this Amendment, the Management Agreement remains in full force and effect pursuant to its terms. All references to the Management Agreement in other documentation between the Parties shall be deemed to be a reference to the Management Agreement as amended by this Amendment.
4.    Miscellaneous Terms.
The provisions of Sections 17.4, 17.5, 17.6, 17.8, and 17.11 of the Management Agreement are applicable to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.
NP OPCO LLC,
a Nevada limited liability company

By:    /s/ Thomas Friel________________
Name:    Thomas Friel
Title:    Senior Vice President

NP FIESTA LLC,
a Nevada limited liability company
By:    /s/ Thomas Friel________________
Name:    Thomas Friel
Title:    Senior Vice President

NP GOLD RUSH LLC,
a Nevada limited liability company
By:    /s/ Thomas Friel________________
Name:    Thomas Friel
Title:    Senior Vice President

NP LAKE MEAD LLC,
a Nevada limited liability company
By:    /s/ Thomas Friel________________
Name:    Thomas Friel
Title:    Senior Vice President

NP LML LLC,
a Nevada limited liability company
By:    /s/ Thomas Friel________________
Name:    Thomas Friel
Title:    Senior Vice President

NP MAGIC STAR LLC,
a Nevada limited liability company
By:    /s/ Thomas Friel________________
Name:    Thomas Friel
Title:    Senior Vice President

NP RANCHO LLC,
a Nevada limited liability company
By:    /s/ Thomas Friel________________
Name:    Thomas Friel
Title:    Senior Vice President

NP SANTA FE LLC,
a Nevada limited liability company
By:    /s/ Thomas Friel________________
Name:    Thomas Friel
Title:    Senior Vice President

NP TEXAS LLC,
a Nevada limited liability company
By:    /s/ Thomas Friel________________
Name:    Thomas Friel
Title:    Senior Vice President

NP GREEN VALLEY LLC,
a Nevada limited liability company
By:    /s/ Thomas Friel________________
Name:    Thomas Friel
Title:    Senior Vice President

NP AUBURN DEVELOPMENT LLC,
a California limited liability company
By:    /s/ Thomas Friel________________
Name:    Thomas Friel
Title:    Senior Vice President

FE OPCO MANAGEMENT LLC,
a Delaware limited liability company
By:     Fertitta Entertainment LLC, its member

By:    /s/ Marc Falcone____________
Name:    Marc Falcone
Title:    Executive Vice President

REAFFIRMATION OF GUARANTY

THE UNDERSIGNED HEREBY CONSENTS TO THIS AMENDMENT AS GUARANTOR UNDER THE GUARANTY DATED JUNE 16, 2011 IN RESPECT OF THE ABOVE REFERENCED MANAGEMENT AGREEMENT AND HEREBY REAFFIRMS ITS OBLIGATIONS UNDER SUCH GUARANTY OF THE ABOVE REFERENCED MANAGEMENT AGREEMENT, AS HERETOFORE AMENDED AND AS AMENDED HEREBY.

FERTITTA ENTERTAINMENT LLC

By:    /s/ Marc Falcone____________
Name:    Marc Falcone
Title:    Executive Vice President